Exhibit 10.2

AMENDED AND RESTATED DPY STOCKHOLDERS’ AGREEMENT

THIS AMENDED AND RESTATED DPY STOCKHOLDERS’ AGREEMENT (the “DPY Agreement”) is made as of August 8, 2022, by and among (i) DPY 2015 Exempt Children’s Trust, (ii) Matthew D. Yeager 2015 GST Trust, (iii) Laura C. Yeager 2015 GST Trust, (iv) Phillip D. Yeager 2015 GST Trust, (v) David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, (vi) DPY 2020 HUB Exempt Trust, (vii) David P. Yeager, (viii) Phillip D. Yeager, (ix) Matthew D. Yeager, (x) Laura Y. Grusecki (each, a “DPY Stockholder” and collectively, the “DPY Stockholders”) and amends and restates in its entirety the DPY Stockholders’ Agreement, dated as of February 15, 2018 (the “Original DPY Agreement”).

WITNESSETH:

WHEREAS, the DPY Stockholders wish to record, among other matters, their understanding regarding the transfer and voting of the Class B Common Stock, $0.01 par value per share (the “Class B Stock”), of Hub Group, Inc. (the “Company”), a Delaware corporation, owned by such DPY Stockholders;

WHEREAS, following the closing of the transactions contemplated by that certain, Common Stock Exchange and Repurchase Agreement, dated as of the date hereof, by and among the DPY Stockholders and the other parties thereto (the “Transactions”), the DPY Stockholders represent all of the holders of outstanding shares of the Class B Stock of the Company; and

WHEREAS, that certain amended and restated stockholders’ agreement, dated April 22, 2014, by and among the Laura C. Yeager 1994 GST Trust, the Matthew D. Yeager 1994 GST Trust, the Phillip D. Yeager 1994 GST Trust, Mark A. Yeager, the Alexander B. Yeager 1994 GST Trust, the Samantha N. Yeager 1994 GST Trust, the DPY 2011 Exempt Children’s Trust, the Mark A. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, the Alexander B. Yeager 1994 GST Trust, the Mark A. Yeager Perpetual Trust and the David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, as amended from time to time was terminated concurrently with the closing of the Transactions; and

WHEREAS, in accordance with Section 4.13 of the Original DPY Agreement, the Stockholders desire to amend and restate the Original DPY Agreement in its entirety as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this DPY Agreement, the following terms shall have the following meanings for the purposes of this DPY Agreement:

“AAA” shall have the meaning ascribed thereto in Section 4.3.

“Arbitration” shall have the meaning ascribed thereto in Section 4.3.

“Arbitrator” shall have the meaning ascribed thereto in Section 4.3.

“Change of Control” shall mean (a) the sale of all or substantially all of the consolidated assets of the Company and the Company subsidiaries to a purchaser other than a Permitted Transferee; (b) a sale resulting in no less than a majority of the Class A Stock being held by a purchaser other than a Permitted Transferee; or (c) a merger, consolidation, recapitalization, or reorganization of the Company with or into a purchaser other than a Permitted Transferee that results in the inability of the DPY Stockholders to designate or elect the board of directors (or its equivalent) of the resulting entity or its parent company.

“Claim” shall have the meaning ascribed thereto in Section 4.3.

“Class A Stock” shall mean the Class A Common Stock, $0.01 par value per share, of the Company.

“Class B Stock” shall have the meaning ascribed thereto in the recitals, together with (a) any shares of Class B Stock that subsequently may be issued or issuable with respect to the Class B Stock including but not limited to as a result of a stock split or dividend or any sale, transfer, assignment or other transaction involving the Class B Stock by the Company, (b) any securities into which the Class B Stock may thereafter be changed as a result of a merger, consolidation, recapitalization or otherwise (other than securities issued upon conversion of Class B Stock pursuant to the terms thereof) and (c) any shares of Class B Stock acquired pursuant to this DPY Agreement.

“Company” shall have the meaning ascribed thereto in the recitals.

“DPY Agreement” shall have the meaning ascribed thereto in the preamble.

“DPY Offeree” and “DPY Offerees” shall have the meaning ascribed thereto in Section 2.2(a).

“DPY Stockholder” or “DPY Stockholders” shall have the meanings ascribed thereto in the preamble, together with any Person who becomes subject to this DPY Agreement pursuant to Article II hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Merger” shall have the meaning ascribed thereto in Section 2.2(c).

“Offer” shall have the meaning ascribed thereto in Section 2.2(a).

“Offered Interest” shall have the meaning ascribed thereto in Section 2.2(a).

“Offering DPY Stockholder” shall have the meaning ascribed thereto in Section 2.2(a).

“Original DPY Agreement” shall have the meaning ascribed thereto in the preamble.

“Permitted Transferee” shall mean David P. Yeager, the spouse of David P. Yeager or any known descendants (whether natural or adopted) of David P. Yeager, any estate of any of the foregoing, any trust for the primary benefit of any one or more of the foregoing and any Person, all of the outstanding equity securities of which are owned by any one or more of the foregoing.

“Person” shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

“Second Offer” shall have the meaning ascribed thereto in Section 2.2(a).

“Stockholder” or “Stockholders” shall have the meanings ascribed thereto in the preamble, together with any Person who becomes subject to this Agreement pursuant to Article II hereof.

“Super Majority” shall mean seventy-five percent or greater.

“Takeover Meeting” shall have the meaning ascribed thereto in Section 2.2(c).

“Tender Offer” shall have the meaning ascribed thereto in Section 2.2(c).

“Transfer” shall mean any transaction by which a DPY Stockholder purports to assign its shares of Class B Stock to another Person and shall include a sale, assignment, bequest, pledge, encumbrance, hypothecation, mortgage, exchange or other disposition by law or otherwise. For purposes of this DPY Agreement, the term “Transfer” shall include (a) a DPY Stockholder voting its shares of Class B Stock in favor of a merger of the Company and (b) a conversion of shares of Class B Stock into shares of Class A Stock of the Company pursuant to the Company’s Certificate of Incorporation.

ARTICLE II

RESTRICTIONS ON TRANSFER

Section 2.1 No Transfers of Class B Stock Except in Compliance with Agreement. No DPY Stockholder shall Transfer its shares of Class B Stock, except in compliance with the provisions of this Article II. Any transfer in violation of this Article II shall be void ab initio.

Section 2.2 Transfers Pursuant to a Right of First Refusal.

(a) Except as otherwise provided in Section 2.2(c), if a DPY Stockholder (the “Offering DPY Stockholder”) desires to Transfer all or any portion of its shares of Class B Stock (all or such portion, as applicable, is hereinafter referred to as the “Offered Interest”) to any Person that is not a Permitted Transferee, or convert such Offered Interest into Class A Stock pursuant to the Company’s Certificate of Incorporation, the Offering DPY Stockholder shall first deliver to each other DPY Stockholder (each, a “DPY Offeree” and together, the “DPY Offerees”), a written notice (the “Offer”) setting forth an offer to sell the Offered Interest, pro rata to each DPY Offeree in accordance with its percentage ownership of the aggregate number of shares of Class B Stock held by the DPY Stockholders (excluding the Offered Interest), for a specified cash dollar amount per share

(which price in the event of a conversion of Class B Stock pursuant to the Company’s Certificate of Incorporation or any other Transfer for which a price is not specified (such as a sale at prevailing market prices or a share exchange), shall be the closing sale price of the shares of Class A Stock on the principal stock market on which the Class A Stock is listed or quoted on the date of the notice) and on specified terms and conditions. For a period of 14 days after receipt by the DPY Offeree of an Offer, the DPY Offeree shall have a first right to purchase its pro rata portion of the Offered Interest in accordance with its percentage ownership of the aggregate number of shares of Class B Stock held by the DPY Stockholders (excluding the Offered Interest). To exercise its rights hereunder, an DPY Offeree must deliver to the Offering DPY Stockholder a written notice setting forth the number of shares of Class B Stock such DPY Offeree desires to purchase and, if such DPY Offeree desires to purchase more than its pro rata portion of the Offered Interest, a statement of the maximum additional amount of the Offered Interest such DPY Offeree would purchase if the other DPY Offerees elect not to purchase their pro rata share. If the DPY Offerees have not timely exercised their rights to purchase in the aggregate 100% of the Offered Interest, the Offering DPY Stockholder shall deliver to each other DPY Offeree notice to that effect and offer the other DPY Offerees the opportunity to subscribe for additional shares of the Offered Interest on the terms and conditions specified in the Offer (a “Second Offer”). Shares of the Offered Interest shall be allocated to each DPY Offeree that has timely exercised its right to purchase a portion of the Offered Interest pro rata, but not more than such DPY Offeree’s desired maximum amount of shares of Class B Stock, in accordance with such DPY Offeree’s percentage ownership of shares of Class B Stock.

(b) In the event that any DPY Offerees shall have timely elected to purchase all or a portion of the Offered Interest in accordance with Section 2.2(a), the Offering DPY Stockholder shall sell the Offered Interest to such DPY Offerees at the price and upon the terms and conditions set forth in the Offer, and the parties shall otherwise consummate said transaction no later than 15 days after the delivery of the Offer to the DPY Offerees. In lieu of cash, any DPY Offeree may elect to pay the purchase consideration in (i) cash, (ii) shares of Class A Stock having a fair market value determined two business days prior to the closing date equal to the purchase price of the Class B Stock being purchased by such DPY Offeree, (iii) one-third in cash or shares of Class A Stock having a fair market value determined two business days prior to the closing date and two-thirds by means of a promissory note that matures on the third anniversary of the closing bearing interest at the applicable federal rate (as published from time-to- time by the Internal Revenue Service) payable annually with one-third of the principal amount due on each anniversary of the closing or (iv) a combination of (i) and (ii).

(c) In the case of a proposal to merge the Company with or into another Person that is not a Permitted Transferee (a “Merger”) or a proposal by a Person that is not a Permitted Transferee to make an offer to the Company’s shareholders to purchase all or a portion of the Company’s shares (a “Tender Offer”), any DPY Stockholder is authorized to call a meeting of the DPY Stockholders (the “Takeover Meeting”) and provide written notice to the DPY Stockholders of such meeting specifying the date, time and place of such meeting. DPY Stockholders may participate in such meeting in person (which may include presence by telephone conference call) or by proxy. The Takeover Meeting must occur before any DPY Stockholder can cast a vote with respect to a Merger or tender shares of

Class B Stock in the Tender Offer. Following such Takeover Meeting, any DPY Stockholder desiring to Transfer shares of Class B Stock must follow the procedures specified in Section 2.2(a) prior to voting in favor of a Merger or tendering shares in the Tender Offer; provided, however, that the price per share for the Offered Interest shall be the cash dollar amount offered per share of Class B Stock in such transaction or, in the case of another form of consideration offered per share of Class B Stock, the cash equivalent of the fair market value of such other consideration; provided, further, that the Offering DPY Stockholder shall not be obligated to sell any portion of the Offered Interest pursuant to Section 2.2(a) unless the DPY Offerees purchase 100% of the Offered Interest.

(d) To the extent that the DPY Offerees have not elected to purchase all or a portion of the Offered Interest in accordance with Section 2.2(a), the Offering DPY Stockholder may, within 5 days following the expiration of other DPY Stockholders right of first refusal under Section 2.2(a), Transfer the unpurchased portion of the Offered Interest to a Person other than a Permitted Transferee. To the extent that the DPY Offerees, on an aggregate basis, elected to purchase less than all of the Offered Interest in accordance with Section 2.2(c), the Offering DPY Stockholder may vote in favor of the Merger or tender shares of Class B Stock in the Tender Offer. For the avoidance of doubt, if either (x) the Merger or Tender Offer is terminated or (y) more than 5 days pass following the expiration of other DPY Stockholders right of first refusal under Section 2.2(a) before any Transfer of the unpurchased portion of the Offered Interest is complete, than any proposed Transfer of all or any portion of the shares of Class B Stock held by the Offering DPY Stockholder shall once again be subject to the provisions of this Article II.

Section 2.3 Transfers to Permitted Transferees. A DPY Stockholder may Transfer its shares of Class B Stock to a Permitted Transferee who is not a party to this Agreement if and only if such Permitted Transferee (or the guardian or other legal representative) has agreed in writing to be bound by all of the terms and conditions of this Agreement in the form of the Joinder attached hereto as Exhibit A.

ARTICLE III

VOTING AGREEMENT

Section 3.1 Voting Agreement. Except as provided in Section 2.2, each DPY Stockholder hereby agrees to vote all of its shares of Class B Stock or to cause all of its shares of Class B Stock to be voted as directed by a majority in interest of the outstanding shares of Class B Stock present at a meeting of the DPY Stockholders called pursuant to Section 3.2 at which a quorum is present. In the event (a) that the voting of the Class B Stock present at a meeting of the DPY Stockholders pursuant to Section 3.2 at which a quorum is present cannot be directed by a majority in interest of such outstanding shares of Class B Stock present because of a deadlock or (b) because a quorum at a meeting called pursuant to Section 3.2 cannot be achieved after two attempts, each DPY Stockholder hereby agrees to vote all of its shares of Class B Stock or to cause all of its shares of Class B Stock to be voted as recommended by the independent directors (as defined by NASDAQ, or such other securities exchange on which the Company maintains its primary listing of the Class A Stock) of the Board of Directors of the Company for the matter presented by the Company for stockholder action. Notwithstanding the foregoing, in the event that the subject matter of a stockholder vote results in a Change of Control of the Company, each of the DPY Stockholders hereby agrees to vote all of its shares of Class B Stock or to cause all of its shares of Class B Stock to be voted against such Change of Control unless the Super Majority of the outstanding shares of Class B Stock present at a meeting of the DPY Stockholders called pursuant to Section 3.2 at which a quorum is present votes in favor of such Change of Control.

Section 3.2 DPY Stockholder Vote. For purposes of effecting the agreement set forth in Section 3.1, the DPY Stockholders shall, within five days after receipt by the DPY Stockholders of a notice from the Company calling for a meeting and vote of its stockholders upon any matter, vote (in accordance with their percentage ownership of the aggregate number of shares of Class B Stock held by the DPY Stockholders) to determine how the DPY Stockholders shall vote their shares of Class B Stock pursuant to Section 3.1. The vote required by this Section 3.2 shall take place at the Company’s principal executive offices (or such other location as the holders of a majority in interest of the aggregate number of shares of Class B Stock held by the DPY Stockholders may agree) and DPY Stockholders may participate in such vote in person (which may include presence by telephone conference call or other electronic means of communication by which all parties may be heard) or by proxy. The presence, in person or by proxy, of the DPY Stockholders of a majority in interest of the shares of Class B Stock held by the DPY Stockholders shall constitute a quorum at all meetings of the DPY Stockholders called pursuant to Section 3.2. In the absence of a quorum, the holders of a majority in interest of such shares of Class B Stock present in person or by proxy may adjourn such meeting, from time to time. Notice of a date to reconvene the meeting shall be provided to all DPY Stockholders at least 24 hours in advance of such date. Any shares of Class B Stock held by DPY Stockholders not represented at such meeting shall be deemed to have voted as recommended by the independent directors (as defined by NASDAQ, or such other securities exchange on which the Company maintains the primary listing of the Class A Stock) of the Board of Directors of the Company for the matter presented by the Company for stockholder action; provided that in the case of a vote on a Change of Control the DPY Stockholders will vote against such transaction unless the Super Majority requirements of Section 3.1 are met.

Section 3.3 Action by Written Consent. Notwithstanding any provision contained in this Agreement, any action of the DPY Stockholders may be taken by written consent without a meeting; provided that the Class B stockholders with the requisite number of votes vote in favor of such action (i.e. in the case of a vote for a Change of Control a Super Majority votes in favor of such Change of Control). In the event that any DPY Stockholder desires that the DPY Stockholders take any action by written consent, the DPY Stockholder proposing such action shall deliver to the other DPY Stockholders a written notice setting forth the matter proposed to be acted upon by the DPY Stockholders and request written approval of such proposed action. Any DPY Stockholder that does not provide such written approval shall be deemed to have voted such DPY Stockholder’s shares of Class B Stock against the matter presented by the proposing DPY Stockholder.

Section 3.4 Standstill Restrictions. Except as provided herein or unless otherwise approved by the majority in interest of the outstanding shares of Class B Stock, each DPY Stockholder hereby agrees not to (a) directly or indirectly make, effect, initiate or cause to be made any stockholder proposals under Rule 14a-8 of the Exchange Act or otherwise at any meeting of the stockholders of the Company or in connection with any action by consent in lieu of a meeting or (b) solicit proxies, designations or written consents of stockholders, or conduct any binding or nonbinding referendum with respect to voting securities of the Company, or make or in any way participate in any “solicitation” of any “proxy” within the meaning of Rule 14a-l of the Exchange Act (but without regard to the exclusion set forth in Rule 14a-l (l)(2)(iv) from the definition of “solicitation”) to vote any voting securities of the Company with respect to any matter, or become a participant in any contested solicitation for the election of directors with respect to the Company (as such terms are defined or used in the Exchange Act), other than solicitations or acting as a participant in support of the voting obligations of the Stockholders pursuant to Section 3.1 or Section 3.3.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Restrictive Legend. Each DPY Stockholder agrees that any certificates representing Class B Stock now or hereafter owned by such DPY Stockholder will bear the following legend in addition to any legends required by law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS OF THAT CERTAIN AMENDED AND RESTATED DPY STOCKHOLDERS’ AGREEMENT (THE “AGREEMENT”), DATED AUGUST ___, 2022, BY AND AMONG DPY 2015 EXEMPT CHILDREN’S TRUST, THE MATTHEW D. YEAGER 2015 GST TRUST, THE LAURA C. YEAGER 2015 GST TRUST, THE PHILLIP D. YEAGER 2015 GST TRUST, THE DAVID P. YEAGER NONEXEMPT TRUST CREATED UNDER THE PHILLIP C. YEAGER 1994 TRUST, DPY 2020 HUB EXEMPT TRUST, DAVID P. YEAGER, PHILLIP D. YEAGER, MATTHEW D. YEAGER AND LAURA Y. GRUSECKI, AS IT MAY BE AMENDED FROM TIME TO TIME. A COPY OF THE FORM OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE REGISTERED HOLDER OF SUCH CERTIFICATE UPON WRITTEN REQUEST.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF EITHER (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM REGISTRATION THEREUNDER.”

Section 4.2 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if delivered in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile or other wire transmission, or (c) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, in each case addressed as set forth on the signature pages hereto or to such other address as a party hereto may designate for itself by notice given as herein provided. Whenever this DPY Agreement requires notice to be given, or requires an action to be taken, as of a certain date, such notice or action shall be deemed to have been timely given or taken if such notice is given or such action is taken prior to the date called for by the other provisions of this DPY Agreement.

Section 4.3 Arbitration.

(a) Any claim, dispute or controversy of whatever nature arising out of or relating to this Agreement or any other agreements contemplated hereunder, including any dispute or controversy relating to the validity, enforceability or applicability of this Section 4.3(a), as well as any action or claim based on tort, contract or statute (including any claims of breach), or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement (“Claim”), shall be resolved by final and binding arbitration (“Arbitration”) before a single arbitrator (the “Arbitrator”) selected from and administered by the American Arbitration Association or its successor (the “AAA”) in accordance with its then-existing arbitration rules or procedures regarding commercial or business disputes. The Arbitrator appointed to serve must be a neutral and impartial individual. The Arbitration shall be held in Illinois or such other jurisdiction as determined by the DPY Stockholders holding the then majority of interest, in their sole discretion, which determination shall be binding on all parties.

(b) The Arbitrator shall, within fifteen (15) calendar days after the conclusion of the Arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The Arbitrator shall be authorized to award compensatory damages, but shall not be authorized (i) to award non-economic damages, such as for emotional distress, pain and suffering or loss of consortium, (ii) to award punitive damages, or (iii) to reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided that the damage limitations described in parts (i) and (ii) of this sentence shall not apply if such damages are statutorily imposed. The Arbitrator also shall be authorized to grant any temporary, preliminary, or permanent equitable remedy or relief it deems just and equitable and within the scope of this Agreement, including an injunction or order for specific performance. The decision of the Arbitrator shall be final and binding.

(c) Each party shall bear its own attorneys’ fees, costs, and disbursements arising out of the Arbitration and shall pay an equal share of the fees and costs of the AAA and the Arbitrator; provided that the Arbitrator shall be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs, and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.) and/or the fees and costs of the AAA and the Arbitrator. Absent the filing of an application to correct or vacate the Arbitration award under applicable law, each party shall fully perform and satisfy the Arbitration award within fifteen (15) calendar days of the service of the award.

(d) By agreeing to this binding arbitration provision, the parties understand that they are waiving certain rights and protections, which may otherwise be available if a Claim between the parties were determined by litigation in court, including the right to seek or obtain certain types of damages precluded by this Section 4.3(d), the right to a jury trial, certain rights of appeal, and a right to invoke formal rules of procedure and evidence. BY EXECUTING THIS

AGREEMENT, EACH PARTY HEREBY WAIVES AND COVENANTS NOT TO ASSERT THEIR CONSTITUTIONAL RIGHT TO TRIAL BY JURY OF ANY DISPUTES RELATING TO THIS AGREEMENT AND/OR THE ACTS OR OMISSIONS OF A PARTY HERETO THEREUNDER, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, OR RELATED OR INCIDENTAL TO, THE TRANSACTION GIVING RISE TO THIS AGREEMENT. EACH MEMBER HEREBY WAIVES ANY RIGHTS TO PROCEED BY WAY OF A CLASS ACTION, TO SERVE IN ANY REPRESENTATIVE CAPACITY FOR OTHERS, OR TO ACT AS A PRIVATE ATTORNEY GENERAL IN ANY CLAIM OR CONTROVERSY ARISING IN CONNECTION WITH, OUT OF OR WITH RESPECT TO THIS AGREEMENT, INCLUDING WITH RESPECT TO ANY BREACH, TERMINATION, AMENDMENT, ENFORCEMENT, INTERPRETATION, VALIDITY, OR OTHERWISE. THE WAIVERS CONTAINED HEREIN SHALL BE BINDING UPON THE RESPECTIVE SUCCESSORS AND ASSIGNS OF SUCH PARTIES AND UPON ALL PERSONS AND ENTITIES ASSERTING RIGHTS OR CLAIMS OR OTHERWISE ACTING ON BEHALF OF A PARTY, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

Section 4.4 Binding Effect. This DPY Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, legal representatives, executors, successors and permitted assigns.

Section 4.5 Captions. The captions in this DPY Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof or interpretation hereof.

Section 4.6 Counterparts. This DPY Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.7 Applicable Law. This DPY Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

Section 4.8 Assignment. Neither this DPY Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by any party hereto except (a) with the prior written consent of each of the other parties and (b) assignments made pursuant to, and in accordance with, the other terms of this DPY Agreement in connection with Transfers of shares of Class B Stock made in accordance with the terms of this DPY Agreement.

Section 4.9 Waivers. The failure of any party hereto at any time or times to require performance of any provision hereof will in no way affect its right at a later time to require the performance of that provision. No waiver by any party of any condition or of any breach of any term or condition contained in this DPY Agreement will be effective unless in writing. No waiver in any one or more instances will be deemed to be a further or continuing waiver of any condition or breach in any other instance or waiver of any other condition or breach.

Section 4.10 Specific Performance. The parties acknowledge that monetary damages will be insufficient for a breach of many of the provisions of this DPY Agreement. Therefore, each party agrees that, upon a breach of any provision of this DPY Agreement, the nondefaulting party(ies) may sue for and obtain an injunction or specific performance of such provision in any appropriate court.

Section 4.11 Entire Understanding. This DPY Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings among the parties regarding the subject matter hereof.

Section 4.12 Severability. If any provision of this DPY Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

Section 4.13 Amendments. This DPY Agreement may be amended only by written agreement signed by the DPY Stockholders holding three-fourths of the aggregate number of shares of Class B Stock held by the DPY Stockholders.

Section 4.14 Termination of Agreement. This DPY Agreement shall terminate upon an agreement to terminate this DPY Agreement by the written consent of the DPY Stockholders holding three-fourths of the aggregate number of shares of Class B Stock held by the DPY Stockholders, or, as to any DPY Stockholder, when such DPY Stockholder ceases to be a DPY Stockholder due to the Transfer of all of such DPY Stockholder’s shares of Class B Stock in accordance with this DPY Agreement.

[REST OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this DPY Agreement to be executed and delivered effective as of the date first above written.

DPY STOCKHOLDERS:

Phillip D. Yeager 2015 GST Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

Laura C. Yeager 2015 GST Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

Matthew D. Yeager 2015 GST Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

DPY 2015 Exempt Children’s Trust

By:	/s/ Matthew D. Yeager
Name:	Matthew D. Yeager
Its:	Trustee

By:	/s/ Phillip D. Yeager
Name:	Phillip D. Yeager
Its:	Trustee

By:	/s/ Laura Y. Grusecki
Name:	Laura Y. Grusecki
Its:	Trustee

Signature Page to the Amended and Restated 2018 DPY Stockholders Agreement

DPY 2020 Hub Exempt Trust

By:	/s/ Julia E. Yeager
Name:	Julia E. Yeager
Its:	Trustee

By:	/s/ Matthew D. Yeager
Name:	Matthew D. Yeager
Its:	Trustee

By:	/s/ Phillip D. Yeager
Name:	Phillip D. Yeager
Its:	Trustee

By:	/s/ Laura Y. Grusecki
Name:	Laura Y. Grusecki
Its:	Trustee

David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust

By:	/s/ David P. Yeager
Name:	David P. Yeager
Its:	Trustee

/s/ Matthew D. Yeager
Matthew D. Yeager

/s/ Phillip D. Yeager
Phillip D. Yeager

/s/ Laura Y. Grusecki
Laura Y. Grusecki

Signature Page to the Amended and Restated 2018 DPY Stockholders Agreement

DPY 2020 HUB Exempt Trust

By:	/s/ Julia E. Yeager
Name:	Julia E. Yeager
Its:	Trustee

By:	/s/ Matthew D. Yeager
Name:	Matthew D. Yeager
Its:	Trustee

By:	/s/ Phillip D. Yeager
Name:	Phillip D. Yeager
Its:	Trustee

By:	/s/ Laura Y. Grusecki
Name:	Laura Y. Grusecki
Its:	Trustee

/s/ Matthew D. Yeager
Matthew D. Yeager

/s/ Phillip D. Yeager
Phillip D. Yeager

/s/ Laura Y. Grusecki
Laura Y. Grusecki

Signature Page to the Amended and Restated 2018 DPY Stockholders Agreement

EXHIBIT A

FORM OF JOINDER TO AMENDED AND RESTATED 2018 DPY STOCKHOLDERS AGREEMENT

The undersigned is executing and delivering this joinder (the “Joinder”) pursuant to the Amended and Restated 2018 DPY Stockholders Agreement, dated as of August     , 2022 (as the same may hereafter be amended, the “DPY Stockholders Agreement”), by and among (i) DPY 2015 Exempt Children’s Trust, (ii) Matthew D. Yeager 2015 GST Trust, (iii) Laura C. Yeager 2015 GST Trust, (iv) Phillip D. Yeager 2015 GST Trust, (v) David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, (vi) DPY 2020 HUB Exempt Trust, (vii) David P. Yeager, (viii) Phillip D. Yeager, (ix) Matthew D. Yeager, (x) Laura Y. Grusecki.

By executing and delivering this Joinder to the DPY Stockholders Agreement, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the DPY Stockholders Agreement as a DPY Stockholder (as defined in the DPY Stockholders Agreement) in the same manner as if the undersigned were an original signatory to the DPY Stockholders Agreement.

Date: _______________, 20__

[__________________]

By:
Name:	[____________________]
Title:	[_______________]

Exhibit A to Amended and Restated 2018 DPY Stockholders Agreement